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10(j)
                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 1, 2002 (this "Amendment"), is among KEITHLEY INSTRUMENTS, INC., an Ohio corporation (the "Company"), Subsidiary Borrowers (referred to below and collectively with the Company, the "Borrowers"), the Lender (as referred to below) and BANK ONE, NA, a national banking association, having its principal office in Columbus, Ohio, as Agent for the Lender (in such capacity the "Agent").


                                    RECITALS

                  A. The Company, certain Subsidiary Borrowers party thereto, the Lender party thereto and Agent are parties to a Credit Agreement, dated as of March 30, 2001 (as now and hereafter amended, the "Credit Agreement"), pursuant to which the Lender agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

                  B. The Borrowers desire to amend the Credit Agreement and the Agent and the Lender are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


                                   ARTICLE 1.
                                   AMENDMENTS

                  Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

         1.1 Article I shall be amended by adding the following definitions in appropriate alphabetical order:

                  "Consolidated Current Assets" means, as of any date, all assets which, in accordance with Agreement Accounting Principles, should be classified as current assets on the consolidated balance sheet of the Company, provided that, prepaid assets shall be excluded, all calculated for the Company and its Subsidiaries on a consolidated basis.

                  "Consolidated Current Liabilities" means, as of any date, all liabilities which, in accordance with Agreement Accounting Principles, should be classified as current liabilities on the consolidated balance sheet of the Company, provided that, the Aggregate Outstanding Credit Exposure shall be included as "Consolidated Current Liabilities" hereunder, all calculated for the Company and its Subsidiaries on a consolidated basis.

                  "EBIDA Plus Non-Recurring Expense" means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense (without any netting against any interest income), (ii) depreciation, (iii)

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         amortization and (iv) non-recurring expenses prepared in accordance with Agreement Accounting Principles, all calculated for the Company and its Subsidiaries on a consolidated basis.

                  "Working Capital" means as of any date, the amount, if any, by which Consolidated Current Assets exceeds Consolidated Current Liabilities.

         1.2 Section 6.10 shall be amended by deleting the reference in clause
(b) therein to "25% of the Consolidated Net Income in any fiscal year" and inserting "$3,000,000 in any fiscal year" in place thereof.

         1.3 Section 6.14 shall be amended by deleting the reference in clause
(iv)(f) therein to "50%" and inserting "10%" in place thereof.

         1.4 Section 6.16 shall be amended and restated in its entirety to read as follows:

                  6.16.  FINANCIAL COVENANTS

                           6.16.1. FIXED CHARGE COVERAGE RATIO. The Company will not permit the Fixed Charge Coverage Ratio, determined as of the end of each of its fiscal quarters for the four most-recently ended fiscal quarters, to be less than 3.0 to 1.0, commencing with the fiscal quarter ending June 30, 2003. The Fixed Charge Coverage Ratio is suspended for the fiscal quarters ending June 30, 2002 through and including March 31, 2003.

                           6.16.2. LEVERAGE RATIO. The Company will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than 1.0 to 1.0, commencing with the fiscal quarter ending June 30, 2003. The Leverage Ratio is suspended for the fiscal quarters ending June 30, 2002 through and including March 31, 2003.

                           6.16.3. WORKING CAPITAL. The Company will not permit Working Capital to be less than $40,000,000 at any time, determined as of the end of each fiscal quarter commencing June 30, 2002 through and including March 31, 2003.

                           6.16.4. EBIDA PLUS NON-RECURRING EXPENSE. The Company will not permit the EBIDA plus Non-Recurring Expense, determined as of the end of each of its fiscal quarters for such fiscal quarter, to be less than: (i) as of June 30, 2002, ($500,000); (ii) as of September 30, 2002, $0, (iii) as of December 31, 2002, $500,000, and (iv) as of
         March 31, 2003, $1,000,000.

                  1.5 Schedule 2 to the Credit Agreement shall be amended to add the Subsidiary referenced below:

           Keithley Instruments KK.     Organized under the laws of Japan.
                         100% Wholly-Owned Subsidiary.


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                                   ARTICLE 2.
                                 REPRESENTATIONS

                  Each Borrower represents and warrants to the Agent and the Lender that:

         2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of June 30, 2002 with the same force and effect as if made on and as of June 30, 2002.

         2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

                  This Amendment shall not become effective until each of the following has been satisfied:

         3.1 This Amendment shall be signed by each Borrower, the Agent and the Lender.

         3.2 The Company shall have paid an amendment fee in the amount of $7,500.


                                   ARTICLE 4.
                                 MISCELLANEOUS.

         4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

         4.3 Each Borrower acknowledges and agrees that the Agent and the Lender have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Lender are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Lender, any participant lender or any of their successors or assigns.

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         4.4 Except as expressly amended hereby, each Borrower agrees that the
Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of August 1, 2002.


                           KEITHLEY INSTRUMENTS, INC.


                           By: /s/ Mark J. Plush
                               -------------------------------------------------

                               Its: Vice President and Chief Financial Officer
                                    --------------------------------------------

                           KEITHLEY INSTRUMENTS GMBH


                           By: /s/ Mark J. Plush
                               -------------------------------------------------

                               Its: Managing Director
                                    --------------------------------------------


                           BANK ONE, NA, as Agent, LC Issuer and Lender


                           By: /s/ James M. Malz
                               -------------------------------------------------

                               Its: First Vice President, Division Manager
                                    --------------------------------------------



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